                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 14a-11(c) or 14a-12


                     FLAG INVESTORS VALUE BUILDER FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -----------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

                                                               [August 23], 1999

Dear Shareholder:

On June 4, 1999, Bankers Trust merged with Deutsche Bank AG. Bankers Trust is the indirect parent of Investment Company Capital Corp., the investment advisor to the Flag Investors Value Builder Fund, Inc. (the "Fund"). Bankers Trust also indirectly owns a 1% general partnership interest and a 49% limited partnership interest in Alex. Brown Investment Management ("ABIM"), the Fund's sub-advisor. As a result of the merger, we are asking shareholders of the Fund to approve new advisory and sub-advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section, proxy statement and proxy card(s).

         Important information about the changes:

         o The merger has no effect on the number of shares you own or the value of those shares.

         o The advisory and sub-advisory fees payable under the new advisory and sub-advisory agreements have not increased.

         o The investment objective of your mutual fund investment has not changed.

In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Directors of the Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all
proposals.                                                              ---

         What you need to do:

         o Read all enclosed materials including the Questions & Answers section.

         o        Choose one of the following options to vote:

                  1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided by (dd/mm/yy).

                  2. By Telephone: Call the Toll-Free # on your proxy card by (dd/mm/yy).

                  3.     By Internet: Logon to www.proxyvote.com by (dd/mm/yy).
                                               -----------------

                  4.     Attend the Shareholder Meeting (details enclosed).


Sincerely,

[INSERT MR. SEMANS' SIGNATURE]

Truman T. Semans
Chairman
Flag Investors Value Builder Fund, Inc.

                                                              [August 23], 1999

                                 IMPORTANT NEWS
                               FOR SHAREHOLDERS OF
                     FLAG INVESTORS VALUE BUILDER FUND, INC.

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Fund which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q. What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank AG. Bankers Trust is the indirect parent of Investment Company Capital Corp., ("ICC") investment advisor to the Flag Investors Value Builder Fund, Inc. (the "Fund"). In addition, Deutsche Bank now indirectly owns a 1% general partnership interest and a 49% limited partnership interest in Alex. Brown Investment Management ("ABIM"), the Fund's sub-advisor. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services.

         Deutsche Bank now ranks as the fourth largest investment manager in the world with $670 billion in assets in a full range of active and index strategies. Deutsche Asset Management handles the investment management activities of Deutsche Bank in the Americas, United Kingdom and Asia and will manage $454 billion in assets globally.

         To ensure that ICC may continue to serve as investment advisor and ABIM as sub-advisor to the Fund, we are seeking shareholder approval of new advisory and sub-advisory agreements. In addition, you are being asked to elect a Board of Directors of the Fund and to modify or eliminate certain of the Fund's fundamental investment policies in response to changes in the law.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. Why am I being asked to vote on the new advisory and sub-advisory agreements?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund, requires a shareholder vote to approve new investment advisory agreements following certain types of business combinations. The new advisory and sub-advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

Q. How does the merger affect the Fund?

A. The Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. The new advisory and sub-advisory agreements contain substantially the same terms and conditions as the investment advisory and sub-advisory agreements in effect prior to the merger, except for the dates of execution, effectiveness and initial term. If shareholders do not approve the new advisory and sub-advisory agreements, these agreements will no longer continue and the Board of Directors will take such action as it deems to be in the best interests of the Fund, and its shareholders.

Q. Have the investment advisory and sub-advisory fees remained the same?

A. Yes.

Q. What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q. How does the Board of Directors of the Fund recommend that I vote?

A. After careful consideration, the Board of Directors of the Fund recommends that you vote in favor of all the proposals on the enclosed proxy card.

Q. Whom do I call for more information?

A. If you need more information, please call Shareholder Communications Corporation, the Fund's information agent, at 1-800-732-6168.

Q. How can I vote my shares?

A. You may choose from one of the following options to vote your shares:

         o    By mail, with the enclosed proxy card(s) and return envelope.

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

         o In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

A. No, ICC will bear these costs. However, the Fund will bear the incremental costs associated with changing the Fund's fundamental policies.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.



[August 23], 1999

                                PRELIMINARY COPY

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202
                            -------------------------


                    Notice of Special Meeting of Shareholders
                                 October 7, 1999

TO THE SHAREHOLDERS OF FLAG INVESTORS VALUE BUILDER FUND, INC.:

         You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors Value Builder Fund, Inc. (the "Fund"). The Special Meeting will be held on Thursday, October 7, 1999, at 1:30 p.m. Eastern Time at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. The purpose of the Special Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:       To consider and act upon a proposal to elect a Board of
                  Directors of the Fund.

PROPOSAL 2:       To approve a new Investment Advisory Agreement between the
                  Fund and Investment Company Capital Corp.

PROPOSAL 3:       To approve a new Sub-Advisory Agreement among the Fund,
                  Investment Company Capital Corp. and Alex. Brown Investment
                  Management.

PROPOSAL 4:       To eliminate the Fund's fundamental investment policy
                  concerning short sales.

PROPOSAL 5:       To eliminate the Fund's fundamental investment policy
                  concerning the purchase of securities on margin.

PROPOSAL 6:       To eliminate the Fund's fundamental investment policy
                  concerning purchases of oil, gas or mineral interests.

PROPOSAL 7:       To modify the Fund's fundamental investment policy concerning the purchase or sale of commodities or commodity contracts.


PROPOSAL 8:       To modify the Fund's fundamental investment policy concerning borrowing.

PROPOSAL 9:       To modify the Fund's fundamental investment policy concerning loans.

PROPOSAL 10:      To modify the Fund's fundamental investment policy on illiquid and restricted securities and reclassify the policy as non-fundamental.

         Only shareholders of the Fund at the close of business on August 6, 1999 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                                          Amy M. Olmert
                                                          Secretary

Dated: [August 23], 1999

                                PRELIMINARY COPY

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                 October 7, 1999


         This Proxy Statement is furnished by the Board of Directors of Flag Investors Value Builder Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, October 7, 1999, at 1:30 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about August 23, 1999.

                                     Summary
                                     -------

         At the Special Meeting, shareholders will be asked to elect a slate of Directors, to approve a new Investment Advisory Agreement, to approve a new Sub-Advisory Agreement and to consider a number of issues relating to the fundamental investment policies of the Fund.

         Proposal 1 asks shareholders of the Fund to elect a Board of Directors.

         Proposals 2 and 3 ask shareholders to consider a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a new Sub-Advisory Agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"). This action is necessary because the merger on June 4, 1999 (the "Merger") between Bankers Trust Corporation ("Bankers Trust"), the indirect parent of ICC, and a U.S. subsidiary of Deutsche Bank AG ("Deutsche Bank") may have arguably resulted in an assignment and, therefore, termination of the Fund's prior Investment Advisory and Sub-Advisory Agreements under the Investment Company Act of 1940, as amended (the "1940 Act"). The proposed new Investment Advisory and Sub-Advisory Agreements are identical to the Fund's prior Investment Advisory and Sub-Advisory Agreements, except for the dates of execution, effectiveness and initial term.

         Proposals 4 through 10 ask shareholders to approve changes in the fundamental investment policies of the Fund. Shareholders are being asked to modify, eliminate, or reclassify as non-fundamental certain of the Fund's investment policies primarily to update these policies to reflect changes in the law. The changes to the Fund's fundamental investment policies would become effective upon shareholder approval or at such later date as the proper officers of the Fund determine.

         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy ("the Proxy") allowing sufficient time for the Proxy to be received on or before 1:30 p.m. Eastern Time on Thursday, October 7, 1999. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified, with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on August 6, 1999, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had ________________ shares outstanding. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by ICC, except that the incremental costs associated with Proposals 4 through 10 will be borne by the Fund, and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic, Internet or oral communication by employees and officers of ICC and ABIM (collectively, the AAdvisors"). Additional solicitation may be made by Shareholder Communications Corporation, ("Shareholder Communications"), a solicitation firm located in New York, New York that has been engaged by the Fund to assist in proxy solicitation. [Payments to Shareholder Communications by ICC and the Fund are estimated to be $__________.]

         Upon request the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended March 31, 1999. The Annual Report of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202, or by calling (800) 553-8080.

         The Fund is registered as an open-end, diversified management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended. The Fund offers four classes of shares:
Class A, Class B, Class C and Institutional.


PROPOSAL 1:       To consider and act upon a proposal to elect a Board of
                  Directors of the Fund.

         At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard R. Burt, Richard T. Hale, Joseph R. Hardiman, Louis E. Levy, Eugene
J. McDonald, Rebecca W. Rimel, Truman T. Semans and Robert H. Wadsworth (each a "Nominee" and collectively the "Nominees"). All of the Nominees are currently members of the Board of Directors except for Messrs. Burt and Wadsworth. Ms. Rimel and Messrs. Hale, Levy, McDonald and Semans were last elected by a vote of shareholders on August 14, 1997. Mr. Hardiman was appointed by the Board of Directors to fill a vacancy on the Board and has not previously been elected by the shareholders. Messrs. James J. Cunnane and Carl W. Vogt, who are current members of the Board, are not seeking reelection and will resign from the Board effective upon the election of their successors. It is the intention of the Board that at least 75% of its members will be disinterested persons within the contemplation of Section 15(f) of the 1940 Act and will remain disinterested persons for at least three years after the Merger.

         At a meeting held on July 28, 1999, the nominating committees (with each committee comprised of four independent directors) of the Boards of Directors of the Deutsche Funds, Inc. ("Deutsche Funds") and the Deutsche Portfolios recommended to the full Boards the nomination of Ms. Rimel and Messrs. Hale, Hardiman, Levy, McDonald and Semans to each Board. If approved by the full Boards of the Deutsche Funds and the Deutsche Portfolios, and if subsequently approved by shareholders, they will serve as directors of the Deutsche Funds and Deutsche Portfolios. The Deutsche Funds and the Deutsche Portfolios are advised or administered by a subsidiary of Deutsche Bank.

         The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

Information Regarding Nominees

         The following information is provided for each Nominee. As of May 31, 1999, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of the Fund.

                                                                                              Shares
                                                                                           Beneficially
  Name and Position                          Business Experience During the Past            Owned as of
     with the Fund             Age         Five Years (including all directorships)        May 31, 1999**        Percentage
----------------------         ---     -----------------------------------------------     --------------        ----------
Truman T.  Semans*             72      Vice Chairman, Brown Investment Advisory               ______                ***
  Chairman and                         & Trust Company (formerly, Alex. Brown
  Director since 1992                  Capital Advisory & Trust Company);
                                       Director, Investment Company Capital Corp.
                                       (registered investment advisor); and Director
                                       and Chairman, Executive Committee of
                                       Virginia Hot Springs, Inc. (property
                                       management).  Formerly, Managing
                                       Director, BT Alex. Brown Incorporated;
                                       Vice Chairman, Alex. Brown & Sons
                                       Incorporated (now BT Alex. Brown
                                       Incorporated).  Director of 10 funds in the
                                       Fund Complex.****

Richard R. Burt                52      Chairman, IEP Advisors, Inc.; Chairman of              ______                ***
 Nominee                               the Board, Weirton Steel Corporation;
                                       Member of the Board, Archer Daniels
                                       Midland Company (agribusiness
                                       operations), Hollinger International Inc.
                                       (publishing), Homestake Mining Company
                                       (mining and exploration), HCL
                                       Technologies (information technology) and
                                       Anchor Technologies (gaming software and
                                       equipment); Director, Mitchell Hutchins
                                       family of funds (registered investment
                                       companies); Member, Textron Corporation
                                       International Advisory Council; and
                                       Partner, McKinsey & Company (consulting),
                                       1991-1994. Formerly, U.S. Chief
                                       Negotiator in Strategic Arms Reduction
                                       Talks (START) with former Soviet Union
                                       and U.S. Ambassador to the Federal
                                       Republic of Germany, 1985-1991. Nominee
                                       for Director of 8 funds in the Fund
                                       Complex.

                                       -7-

                                                                                              Shares
                                                                                           Beneficially
  Name and Position                          Business Experience During the Past            Owned as of
     with the Fund             Age         Five Years (including all directorships)        May 31, 1999**        Percentage
----------------------         ---     -----------------------------------------------     --------------        ----------
 Richard T. Hale*               54     Managing Director, Deutsche Asset                      ______                ***
  Director since 1992                  Management; Director and President,
                                       Investment Company Capital Corp.
                                       (registered investment advisor); Chartered
                                       Financial Analyst.  Director of 10 funds in
                                       the Fund Complex.

Joseph R. Hardiman             62      Private Equity Investor and Capital Markets             _____                ***
  Director since 1998                  Consultant; Director, Wit Capital Group
                                       (registered broker dealer) and The Nevis
                                       Fund (registered investment company).
                                       Formerly, President and Chief Executive
                                       Officer, The National Association of
                                       Securities Dealers, Inc. and The NASDAQ
                                       Stock Market, Inc., 1987-1997; Chief
                                       Operating Officer of Alex. Brown & Sons
                                       Incorporated (now BT Alex. Brown
                                       Incorporated), 1985-1987; and General
                                       Partner, Alex. Brown & Sons Incorporated
                                       (now BT Alex. Brown Incorporated), 1976-
                                       1985.  Director of each fund in the Fund
                                       Complex.

Louis E. Levy                  66      Director, Kimberly-Clark Corporation                   ______                ***
  Director since 1994                  (personal consumer products) and
                                       Household International (finance and
                                       banking). Formerly, Chairman of the
                                       Quality Control Inquiry Committee and
                                       American Institute of Certified Public
                                       Accountants, ____ - ____ ; Trustee,
                                       Merrill Lynch Funds for Institutions,
                                       1991-1993; Adjunct Professor, Columbia
                                       University-Graduate School of Business,
                                       1991-1992; and Partner, KPMG Peat
                                       Marwick, retired 1990. Director of each
                                       fund in the Fund Complex.


                                                                                              Shares
                                                                                           Beneficially
  Name and Position                          Business Experience During the Past            Owned as of
     with the Fund             Age         Five Years (including all directorships)        May 31, 1999**        Percentage
----------------------         ---     -----------------------------------------------     --------------        ----------
Eugene J. McDonald             67      President, Duke Management Company                     ______                ***
  Director since 1992                  (investments); Executive Vice President,
                                       Duke University (education, research and
                                       health care); Executive Vice Chairman and
                                       Director, Central Carolina Bank & Trust
                                       (banking); and Director, Victory Funds
                                       (registered investment companies).
                                       Formerly, Director, AMBAC Treasurers
                                       Trust (registered investment company) and
                                       DP Mann Holdings (insurance). Director of
                                       each fund in the Fund Complex.

Rebecca W.  Rimel              48      President and Chief Executive Officer, The             ______                ***
  Director since 1997                  Pew Charitable Trusts (charitable funds);
                                       Director and Executive Vice President, The
                                       Glenmede Trust Company (investment trust
                                       and wealth management).  Formerly,
                                       Executive Director, The Pew Charitable
                                       Trusts.  Director of 11 funds in the Fund
                                       Complex.

Robert H. Wadsworth            59      President, The Wadsworth Group (registered             ______                ***
 Nominee                               investment advisor), First Fund Distributors,
                                       Inc. (registered broker dealer) and
                                       Guinness Flight Investment Funds, Inc.;
                                       Director, The Germany Fund, Inc., The New
                                       Germany Fund, Inc., The Central European
                                       Equity Fund, Inc., DB New World
                                       Portfolio, Ltd., and Deutsche Funds,
                                       Inc.; Trustee, Deutsche Portfolios; and
                                       Vice President, Professionally Managed
                                       Portfolios and Advisors Series Trust
                                       (registered investment companies).
                                       Nominee for Director of 8 funds in the
                                       Fund Complex.

*     Denotes an individual who is an "interested person" as defined in the 1940
      Act.
** This information has been provided by each Nominee for Director of the Fund.
*** As of May 31, 1999, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund.
**** The AFund Complex" consists of 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services for which ICC provides investment advisory or administrative services.

Compensation of Directors

         Each Director who is not an "interested person" within the meaning of the 1940 Act, as well as the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1999, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled $36,141. Officers of the Fund, except the Fund's President, receive no direct remuneration from the Fund. Officers of the Fund who are employees of BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates may be considered to have received remuneration indirectly.

         Any Director who receives fees from the Fund is permitted to defer between 50% and 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Ms. Rimel and Messrs. Cunnane, Levy, McDonald and Vogt have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from among various funds in the Fund Complex and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

         The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1999 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended March 31, 1999 by the Fund Complex is also set forth in the compensation table below.

                                                            COMPENSATION TABLE


                                        Aggregate          Pension or Retirement    Total Compensation           Number of Funds
                                       Compensation         Benefits Accrued as       From the Fund               in Fund Complex
                                         Payable               Part of Fund          and Fund Complex           for Which Director
       Name and Position              from the Fund              Expenses          Payable to Directors               Serves
       -----------------              -------------        ---------------------   --------------------          -----------------
Truman T. Semans, Chairman(1)               $ 0                    $ 0                        $ 0                       10
Richard T. Hale, Director (1)               $ 0                    $ 0                        $ 0                       10
James J. Cunnane, Director               $3,448(2)                  (3)                  $ 39,000                       13(4)
Joseph R. Hardiman, Director(5)          $2,717                     (3)                  $ 29,500                       11(6)
John F. Kroeger, Director(7)             $3,232                     (3)                  $ 36,750                       13(4)
Louis E. Levy, Director                  $4,111                     (3)                  $ 46,500                       13(4)
Eugene J. McDonald, Director             $3,885(2)                  (3)                  $ 44,000                       13(4)
Rebecca W. Rimel, Director               $3,501(2)                  (3)                  $ 39,000                       12(4,6)
Carl W. Vogt, Director                   $3,523(2)                  (3)                  $ 39,000                       13(4,6)

-----------------
(1)  A Director who is an "interested person" as defined in the 1940 Act.
(2) Of the amounts payable to Ms. Rimel and Messrs. Cunnane, McDonald and Vogt, $3,501, $3,448, $3,885, and $3,523, respectively, were deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(3) The Fund Complex has adopted a Retirement Plan for eligible Directors, and the Fund's President as described below. The actuarially computed pension expense for the Fund for the fiscal year ended March 31, 1999 was $14,319.
(4)  One of these Funds ceased operations on July 29, 1998.
(5)  Appointed to the Board on September 27, 1998.
(6) Ms. Rimel receives and Messrs. Vogt and Hardiman received (prior to their appointment or election as Director to all of the Funds in the Fund Complex) proportionately higher compensation from each fund for which they serve as a Director.
(7)  Retired, effective September 27, 1998; Deceased, November 26, 1998.

         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for the Fund's President and Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994, and Harry Woolf, the Fund's President, who retired as a Director effective December 31, 1996. These participants qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1998, are as follows: Messrs. Cunnane (4), Hardiman (0), Levy (4), McDonald (6), Vogt (3), and Ms. Rimel (3).

        Estimated Annual Benefits Payable by Fund Complex upon Retirement


Years of Service                Chairmen of Audit and Executive Committees                Other Participants
----------------                ------------------------------------------                ------------------
  6  years                                        $ 4,900                                      $ 3,900
  7  years                                        $ 9,800                                      $ 7,800
  8  years                                        $14,700                                      $11,700
  9  years                                        $19,600                                      $15,600
 10  years or more                                $24,500                                      $19,500


Meetings and Committees of the Board of Directors

         There were four regular meetings of the Board of Directors held during the fiscal year ended March 31, 1999. All incumbent Directors attended all of the meetings held during their respective terms.

         The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended March 31, 1999, were Ms. Rimel and Messrs. Levy (Chairman), Cunnane, Hardiman, McDonald and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was Chairman of the Audit and Compliance Committee until his retirement. If elected, Messrs. Burt and Wadsworth will become members of the Audit and Compliance Committee. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 1999. All incumbent members attended all of the meetings held during their respective terms. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of the fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

         The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended March 31, 1998, were Ms. Rimel and Messrs. McDonald (Chairman), Cunnane, Hardiman, Levy and Vogt, each of whom is not an "interested person" within the meaning of the 1940
Act. If elected, Messrs. Burt and Wadsworth will become members of the Nominating Committee. The Nominating Committee met once during the fiscal year ended March 31, 1999. All incumbent members attended the meeting held during its respective term.

         The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended March 31, 1999, were Ms. Rimel and Messrs. Cunnane (Chairman), Hardiman, Levy, McDonald and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Burt and Wadsworth will become members of the Compensation Committee. The Compensation Committee did not meet during the fiscal year ended March 31, 1999.

         The Board of Directors has an Executive Committee. The Executive Committee makes recommendations to the full Board of Directors with respect to the renewal of the Fund's agreements with its service providers. The members of the Executive Committee during the fiscal year ended March 31, 1998 were, Ms. Rimel and Messrs. McDonald (Chairman), Cunnane, Levy, Hardiman and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Burt and Wadsworth will become members of the Executive Committee. The Chairman of the Executive Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets. The Executive Committee was formed on September 28, 1999 and met twice during the fiscal year ended March 31, 1999. All incumbent members attended the meetings held during their respective terms.

Board Approval of the Election of Directors

         At meetings of the Board of Directors held on March 30, 1999 and July 28, 1999, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

         The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE
ELECTION OF THE DIRECTORS.                                               ---

PROPOSAL 2:      To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

General Information

         ICC is the Fund's investment advisor and ABIM is the Fund's sub-advisor. ICC is an indirect wholly owned subsidiary of Bankers Trust. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns a 49% limited partnership interest in ABIM.

         On November 30, 1998, Bankers Trust, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly owned, New York subsidiary of Deutsche Bank, merged with and into Bankers Trust on June 4, 1999, with Bankers Trust continuing as the surviving entity. Under the terms of the Merger, each outstanding share of Bankers Trust common stock was converted into the right to receive $93 in cash, without interest.

         As a result of the Merger, Bankers Trust became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, mutual fund management companies, mortgage banks, property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. At March 31, 1999, the Deutsche Bank Group had total assets of U.S. $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were U.S. $19.6 billion. Since the Merger, Bankers Trust, ICC and ABIM, along with their affiliates, have continued to offer the same range of financial products and services, including investment advisory services, that they offered prior to the Merger.

         The Merger on June 4, 1999 may have resulted in an assignment and, therefore a termination, of the Fund's prior Investment Advisory Agreement under the 1940 Act. In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC (the "New Advisory Agreement") or (ii) interested persons of any such party (the "Independent Directors"), unanimously approved the New Advisory Agreement (attached as Exhibit A) on March 30, 1999. The New Advisory Agreement is identical to the Fund's prior Investment Advisory Agreement, except for the dates of execution, effectiveness and initial term.

         On May 25, 1999, ICC was granted an exemptive order (the "Exemptive Order") by the Securities and Exchange Commission ("SEC") permitting implementation, without obtaining prior shareholder approval, of the New Advisory Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Advisory Agreement is approved by the shareholders of the Fund (the "Interim Period"). Under the terms of the Exemptive Order, ICC is allowed to receive advisory fees during the Interim Period pursuant to the New Advisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to ICC under the New Advisory Agreement have been held in an interest-bearing escrow account and the Fund expects to continue to deposit these fees in such account until approval of the New Advisory Agreement by shareholders of the Fund has been obtained. If the New Advisory Agreement is not approved by the shareholders of the Fund by the expiration of the Interim Period, the fees held in escrow will be remitted to the Fund. As of [____], 1999, the amount escrowed totaled $[____].

         ICC does not anticipate that the Merger will result in any reduction in the quality of services now provided to the Fund. Nor does ICC anticipate that the Merger will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement or to operate its business in a manner consistent with past business practice.

The Prior Advisory Agreement

         Prior to June 4, 1999, ICC served as investment advisor to the Fund pursuant to an Investment Advisory Agreement between ICC and the Fund, dated as of September 1, 1997 (the "Prior Advisory Agreement"). The Prior Advisory Agreement was initially approved by the shareholders of the Fund on August 14, 1997 and most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.

The New Advisory Agreement

         Other than the dates of execution, effectiveness and initial term, the New Advisory Agreement is identical to the Prior Advisory Agreement. The terms of the New Advisory Agreement are summarized below and are qualified by reference to Exhibit A.

         Advisory Fees. The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Advisory Agreement as under the Prior Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, ICC would have received the same compensation as it received under the Prior Advisory Agreement.

         The New Advisory Agreement. The New Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio; (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities which may be required of the Fund. Subject to the approval of the Board and the Fund's shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

         Under the New Advisory Agreement, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals shall be paid monthly, at the annual rate of 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee to preserve or enhance the performance of the Fund.

         The New Advisory Agreement provides that the Advisor will furnish subject to compliance with applicable banking regulations, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund, including, without limitation: payments to the Fund's Advisor, any Sub-Advisor and distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         The services of the Advisor are not to be deemed exclusive, and the Advisor is free to render investment advisory and corporate administrative or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or directors may serve as officers or directors of the Fund, and the Fund's officers or directors may serve as officers or directors of the Advisor, to the extent permitted by law.

         Following the expiration of its initial two-year term, the New Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Fund's outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         The New Advisory Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

         The New Advisory Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

         Board Considerations. The Board held a meeting on March 30, 1999, at which the Board, including the Independent Directors, unanimously approved the New Advisory Agreement and recommended the New Advisory Agreement for approval by the shareholders of the Fund. In evaluating the New Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Prior Advisory Agreement and the New Advisory

Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

         The Board was assured on behalf of Bankers Trust and Deutsche Bank that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met:

         1. For a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Bankers Trust and Deutsche Bank, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f).

         2. An "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Bankers Trust and Deutsche Bank are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Bankers Trust and Deutsche Bank have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

         The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Bankers Trust and Deutsche Bank that no material change was planned in the current management or facilities of ICC.

         The Board was also informed of the resources of Deutsche Bank that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Deutsche Bank's experience as advisor and service provider to two families of U.S. mutual funds as well as numerous non-U.S. mutual funds.

         The Board also considered other effects on the Fund of ICC becoming an affiliated person of Deutsche Bank. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Deutsche Bank. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Deutsche Bank acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Bankers Trust acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Deutsche Bank is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Bankers Trust is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

         The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of the New Advisory Agreement, would be borne by the Advisor.

         After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the New Advisory Agreement and voted to recommend its approval to the shareholders of the Fund.

         Additional Information. On March 11, 1999, Bankers Trust Company, a separate subsidiary of Bankers Trust, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust after these events took place. Pursuant to its agreement with the U.S. Attorney's office, Bankers Trust Company pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust Company agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty plea did not arise out of the investment advisory and management activities provided by ICC to the Fund.

         As a result of the plea, absent an order from the SEC, ICC would not be able to continue as Advisor. The SEC granted Bankers Trust Company a temporary order under Section 9(c) of the Act to permit Bankers Trust Company and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust Company, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the SEC extended the temporary order under Section 9(c) of the Act until the SEC takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the SEC will grant a permanent order. If the SEC refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Board.

Investment Company Capital Corp.

         ICC is a registered investment advisor that had under management as of June 30, 1999 approximately $10 billion, including assets of the Fund and the assets of ICC's other clients. ICC is a wholly owned subsidiary of BT Alex. Brown and an indirect subsidiary of Bankers Trust. The principal address of ICC and BT Alex. Brown is One South Street, Baltimore, Maryland, 21202 and the principal address of Bankers Trust is 130 Liberty Street, New York, New York, 10006. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. The principal address of Deutsche Bank is Deutsche Bank Aktiengesellschaft, Taunusalage, 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

         Deutsche Asset Management (Americas) ("Deutsche Asset Management") is an operating unit of Deutsche Bank consisting of ICC and other asset management affiliates of Deutsche Bank.

         The following information is provided for each Director and the principal executive officer of ICC.

                                   Directors and Principal Executive Officer of ICC

Name and Position
with the Advisor                        Address                                 Principal Occupation
----------------                        -------                                 --------------------
Richard T. Hale                         One South Street                        Managing Director,
         Director and President         Baltimore, Maryland 21202               Deutsche Asset Management
Margaret-Mary V. Preston                One South Street                        Managing Director,
         Director                       Baltimore, Maryland 21202               BT Alex. Brown Incorporated
Mayo A. Shattuck III                    One South Street                        President, Chief Operating Officer and
         Director                       Baltimore, Maryland 21202               Director,
                                                                                BT Alex. Brown Incorporated
Truman T. Semans                        Furness House                           Vice Chairman,
         Director                       19 South Street                         Brown Investment Advisory & Trust
                                        Baltimore, Maryland 21202               Company


         For the fiscal year ended March 31, 1999, the Fund paid ICC an aggregate fee of $5,619,259 for advisory services. For such fiscal year, the Fund also paid ICC aggregate fees of $335,996 for transfer agency services provided to the Fund and $127,817 for accounting services provided to the Fund. For the same period, the Fund paid $92,747 to Bankers Trust Company for custody services provided to the Fund.

         As of June 4, 1999, to the Fund management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Bankers Trust that were converted into the right to receive $93 per share in cash, without interest pursuant to the terms of the Merger. [Mr. Hale, Chairman and a Director of the Fund and President and a Director of ICC, beneficially owned [74,195] shares of Bankers Trust. Mr. Semans, a Director of the Fund and a Director of ICC, beneficially owned ______ shares of Bankers Trust. Charles A. Rizzo, Treasurer of the Fund and a Vice President of ICC, beneficially owned ___ shares of Bankers Trust.] [Disclose any substantial interest of officers/Directors/Nominees in Deutsche Bank.]

Other Funds Advised by ICC with Similar Investment Objectives

         A number of funds in the Fund Complex invest primarily in equity securities and accordingly seek capital appreciation, either in and of itself, or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives. The following table provides comparative information on fees paid to ICC pursuant to the advisory agreements in effect for such funds.

                                                                                          Management Fee
                                                                      Assets           (as a percentage of
Fund                                                                 (000's)        average daily net assets)
----                                                                 -------        -------------------------

Flag Investors Equity Partners Fund, Inc. .....................  $  465,382(1)                  0.83%(1)
Flag Investors Emerging Growth Fund, Inc. .....................  $  123,273(2)                   .85%(2)
Flag Investors International Fund, Inc. .......................  $   12,187(3)       0.00% (net of fee waivers)(3)
Flag Investors Real Estate Securities Fund, Inc. ..............  $   41,462(4)       0.35% (net of fee waivers)(4)
Flag Investors Communications Fund, Inc. ......................  $1,445,143(5)                  0.68%(5)

----------------------

(1)  Information given for the fiscal year ended May 31, 1999.
(2)  Information given for the fiscal year ended October 31, 1998.
(3) Information given for the fiscal year ended October 31, 1998. Absent fee waivers, Management fees would be 0.75% of the fund's average daily net assets.
(4) Information given for the fiscal year ended December 31, 1998. Absent fee waivers, Management fees would be 0.65% of the fund's average daily net assets.
(5)  Information given for the fiscal year ended December 31, 1998.

Shareholder Approval of the New Advisory Agreement

         Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund. In the event that shareholders of the Fund do not approve the New Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its shareholders which may include proposing that shareholders approve an agreement in lieu of the New Advisory Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
APPROVAL OF THE NEW ADVISORY AGREEMENT.                                  ---


PROPOSAL 3:      To approve a new Sub-Advisory Agreement among the Fund,
                 Investment Company Capital Corp. and Alex. Brown Investment
                 Management.

General Information

         ABIM is the Fund's sub-advisor. Shareholders are being asked to approve a new Sub-Advisory Agreement among ICC, ABIM and the Fund which has been in effect since the closing of the Merger on June 4, 1999. For a description of the Merger, together with the factors considered by the Board in its review and analysis of such Merger, please see Proposal 2 beginning on page ______.

         The Merger may have resulted in an assignment and, therefore a termination, of the Fund's prior Sub-Advisory Agreement under the 1940 Act. In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Sub-Advisory Agreement among the Fund, ICC and ABIM (the "New Sub-Advisory Agreement") or (ii) interested persons of any such party (the "Independent Directors"), unanimously approved the New Sub-Advisory Agreement (attached as Exhibit B) on March 30, 1999. The New Sub-Advisory Agreement is identical to the Fund's prior Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term.

         On May 25, 1999, ICC was granted an Exemptive Order by the SEC permitting implementation, without obtaining prior shareholder approval, of the New Sub-Advisory Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund (the "Interim Period"). Under the terms of the Exemptive Order, ABIM is allowed to receive advisory fees during the Interim Period pursuant to the New Sub-Advisory Agreement. In accordance with the Exemptive Order, the sub-advisory fees paid to ABIM by ICC under the New Sub-Advisory Agreement have been held and will continue to be held in an interest-bearing escrow account until approval of the New Sub-Advisory
Agreement by shareholders of the Fund has been obtained. If the New Sub-Advisory Agreement is not approved by the shareholders of the Fund by the expiration of the Interim Period, ABIM will not be entitled to accrued fees and interest paid to ICC.

         ABIM does not anticipate that the Merger will result in any reduction in the quality of services now provided to the Fund. Nor does ABIM anticipate that the Merger will have any adverse effect on its ability to fulfill its obligations under the New Sub-Advisory Agreement or to operate its business in a manner consistent with past business practice.

The Prior Sub-Advisory Agreement

         Prior to June 4, 1999, ABIM served as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement among the Fund, ICC and ABIM, dated as of September 1, 1997 (the "Prior Sub-Advisory Agreement"). The Prior Sub-Advisory Agreement was initially approved by the shareholders of the Fund on August 14, 1997. The Prior Sub-Advisory Agreement was last approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.

The New Sub-Advisory Agreement

         Other than the dates of execution, effectiveness and initial term, the New Sub-Advisory Agreement which has been in effect since June 4, 1999 is identical to the Prior Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are summarized below and are qualified by reference to Exhibit B.

         Advisory Fees. The sub-advisory fee as a percentage of net assets payable by the sub-advisor will be the same under the New Sub-Advisory Agreement as under the Prior Sub-Advisory Agreement. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, ABIM would have received the same compensation as it received under the Prior Sub-Advisory Agreement.

         The New Sub-Advisory Agreement. The New Sub-Advisory Agreement provides that ABIM, in return for its fee, will (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio.

         Under the New Sub-Advisory Agreement, ICC pays ABIM an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and paid monthly at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the Fund's average daily net assets in excess of $200 million.

         The New Sub-Advisory Agreement provides that ABIM will furnish, subject to compliance with applicable banking regulations, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs. ABIM will maintain, at its expense and without cost to the Fund, a trading function in order to place orders for the purchase and sale of portfolio securities of the Fund. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to ICC under the New Advisory Agreement; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and the maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         The services of ABIM are not to be deemed exclusive, and ABIM is free to render investment advisory or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. Partners of ABIM may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or partners of ABIM, to the extent permitted by law, and partners of ABIM are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         Following the expiration of its initial two-year term, the New Sub-Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Fund's outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or Ainterested parties" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         The New Sub-Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of the Fund's outstanding voting securities or by ABIM, upon 60 days' written notice to the other parties. The agreement automatically terminates in the event of its assignment.

         The New Sub-Advisory Agreement obligates ABIM to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ABIM is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ABIM or its officers, directors or employees or reckless disregard by ABIM of its duties under the agreement.

         Board Considerations. The Board held a meeting on March 30, 1999, at which the Board, including the Independent Directors, approved the New Sub-Advisory Agreement for the Fund and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. In evaluating the New Sub-Advisory Agreement, the Board considered substantially the same factors that led it to approve the New Advisory Agreement, particularly the continuity of services. In this regard, the Board took into account that the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by ABIM and the fees and expenses, are substantially identical.

Alex. Brown Investment Management

         ABIM is a registered investment advisor that had under management as of June 30, 1999 approximately $11.7 billion, including assets of the Fund and the assets of ABIM's other clients. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest. The address of each of the foregoing entities is One South Street, Baltimore, Maryland 21202.

         The following information is provided for each general partner and the principal executive officer of ABIM.


         Name and Position with ABIM                       Address                       Principal Occupation
         ---------------------------                       -------                       --------------------
Buppert, Behrens & Owen, Inc.                         One South Street                           N/A
     General Partner                                 Baltimore, MD 21202
BT Alex. Brown Incorporated                           One South Street                           N/A
     General Partner                                 Baltimore, MD 21202
J. Dorsey Brown, III                                  One South Street               Managing Director, BT Alex.
     Chief Executive Officer                         Baltimore, MD 21202                  Brown Incorporated


         For the fiscal year ended March 31, 1999, ICC paid ABIM an aggregate fee of $4,056,393 for sub-advisory services. For such fiscal year, the Fund paid ICC aggregate fees of $5,619,259 for advisory services, $335,996 for transfer agency services and $127,817 for accounting services provided to the Fund.

Other Funds with Similar Investment Objectives Sub-Advised by ABIM

         ABIM acts as sub-advisor to two other funds which invest primarily in equity securities and accordingly seek capital appreciation, either in and of itself, or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives. The following table provides comparative information on fees paid by ICC to ABIM pursuant to sub-advisory agreements in effect for such funds.

                                                                                 Sub-Advisory Fee
                                                    Assets of Fund        (as a percentage of average
Fund                                                    (000s)                 daily net assets)
                                                        ------                 -----------------

Flag Investors Equity Partners Fund, Inc.             $  465,382(1)                ______%(1)
Flag Investors Communications Fund, Inc.              $1,445,143(2)                ______%(2)

------------
(1)    Information given for the fiscal year ended May  31, 1999.
(2)    Information given for the fiscal year ended December 31, 1998.

Shareholder Approval of the New Sub-Advisory Agreement

         Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund. In the event that shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.                              ---


PROPOSAL 4:     To eliminate the Fund's fundamental investment policy concerning short sales.

         At the Special Meeting, the shareholders of the Fund will vote regarding the elimination of the Fund's fundamental investment policy with respect to short sales. Currently, the Fund has a fundamental investment policy stating that:

         The Fund will not effect short sales of securities.

         If shareholders approve, this policy will be eliminated.

         The primary purpose of this Proposal is to eliminate the Fund's fundamental investment policy on short sales. This policy was initially adopted primarily to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. If the proposal is approved, the Fund, subject to the approval of the Board of Directors and upon proper disclosure in the Fund's registration statement, would be able to make short sales in conformity with Section 18 of the 1940 Act. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to engage in short sales. However, Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING   ---
SHORT SALES.


PROPOSAL 5:     To eliminate the Fund's fundamental investment policy concerning the purchase of securities on margin.

         At the Special Meeting, the shareholders of the Fund will vote regarding the elimination of the Fund's fundamental investment policy with respect to purchasing securities on margin.
Currently, the Fund has a policy stating that:

         The Fund will not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

         If shareholders approve, this policy will be eliminated.

         The primary purpose of this Proposal is to eliminate the Fund's fundamental investment policy on purchasing securities on margin. This policy was initially adopted primarily to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. If the proposal is approved, the Fund would be able to purchase securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to purchase securities on margin. However, Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELIMINATION THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING THE --- PURCHASE OF SECURITIES ON MARGIN.

PROPOSAL 6:   To eliminate the Fund's fundamental investment policy concerning purchases of oil, gas, or mineral interests.

         At the Special Meeting, the shareholders of the Fund will vote regarding the elimination of the Fund's fundamental investment policy with respect to purchasing oil, gas or mineral interests. Currently, the Fund has a fundamental investment policy stating that:

         The Fund will not purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs.

         If shareholders approve, this policy will be eliminated.

         The primary purpose of this Proposal is to remove the Fund's fundamental investment policy regarding purchases of oil, gas or mineral interests. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. If the Proposal is approved, the Fund would be permitted to invest directly in oil, gas or mineral interests. These investments are subject to certain risks including substantial price fluctuations, unpredictable economic and political circumstances, the existence of cartels in certain industries, and the development of new technologies for finding and producing such materials. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to invest directly in oil, gas or mineral interests. However, Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING   ---
PURCHASES OF OIL, GAS, OR MINERAL INTERESTS.

PROPOSAL 7:   To modify the Fund's fundamental investment policy concerning the purchase or sale of commodities or commodity contracts.

         At the Special Meeting, the shareholders of the Fund will vote regarding the modification of the Fund's fundamental investment policy concerning the purchase or sale of commodities or commodity contracts. Currently, the Fund has a fundamental investment policy stating that:

         The Fund will not purchase or sell commodities or commodities contracts, including financial futures contracts.

         If shareholders approve, the Fund's fundamental investment policy would state that:

         The Fund will not purchase or sell commodities or commodity contracts provided that the Fund may invest in financial futures and options on such futures.

         The primary purpose of this Proposal is to modify the Fund's policy on commodities to permit the Fund to invest in financial futures and to clarify that the Fund may invest in options on financial futures. Revising the policy will provide the Fund with increased flexibility in making investment decisions and allow the Fund to respond to rapidly changing market conditions. Further, revision of this fundamental investment policy may provide increased investment opportunities which may enable the Fund to enhance its performance.

         Financial futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specified security at a specified price. An option on a future contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. If the Proposal is approved, to the extent approved by the Board of Directors and subject to proper disclosure in the Fund's registration statement, the Fund will be able to use futures and options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired of be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Similarly, the Fund will be able to buy and sell futures contracts and options to manage its exposure to changing interest rates and securities prices.

         Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to invest in financial futures or options to an extent greater than currently disclosed in its registration statement. However, Directors are requesting approval of the Proposal in order to provide the Fund with increased investment flexibility and are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING --- THE PURCHASE OR SALE OF COMMODITIES OR COMMODITY CONTRACTS.

PROPOSAL 8.   To modify the Fund's fundamental investment policy concerning borrowing.

         At the Special Meeting, the shareholders of the Fund will vote regarding the modification of the Fund's fundamental investment policy on borrowing. Currently, the Fund has a fundamental investment policy stating that:

         The Fund will not borrow money, except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks in an amount not exceeding 10% of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equal to 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

         If shareholders approve, the Fund's fundamental investment policy would state that:

         The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing.

         The primary purpose of this proposal is to modify the Fund's fundamental investment policy on borrowing to provide the Fund with increased investment flexibility. The 1940 Act requires all funds to adopt a fundamental investment policy regarding borrowing. The Proposal will permit the Fund to meet its regulatory requirements under the 1940 Act, while allowing the Fund increased flexibility in making investment decisions. Under its current policy, the Fund may borrow only from banks. If the Proposal is approved, the Fund could borrow from institutions other than banks, to the extent permitted by law. Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to borrow from institutions other than banks. However, the Directors are requesting approval of this policy to provide the Fund with increased investment flexibility and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING --- BORROWING.


PROPOSAL 9.   To approve modifying the Fund's fundamental investment Policy concerning loans.

         At the Special Meeting, the shareholders of the Fund will vote regarding the modification of the Fund's fundamental investment policy on loans. Currently, the Fund has a fundamental investment policy stating that:

         The Fund will not make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.

         If the Proposal is approved, the Fund's fundamental investment policy would state that:

         The Fund will not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements.

         The primary purpose of this Proposal is to modify the Fund's fundamental investment policy concerning loans to permit the Fund to engage in securities lending. The 1940 Act requires all funds to adopt a fundamental investment policy regarding loans. The Proposal will permit the Fund to meet its regulatory requirements under the 1940 Act, while permitting the Fund increased investment flexibility to loan its portfolio securities to others. If the proposal is approved, the Fund would be able to lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purposes of increasing its investment income. Any such loan would be secured by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. Securities lending may subject the Fund to the risk of delay in recovering the loaned securities or a loss of rights in the collateral should the borrower fail financially.

         Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to engage in securities lending. However, the Directors are requesting approval of this policy to provide the Fund with increased investment flexibility and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING --- LOANS.


PROPOSAL 10:  To modify the Fund's fundamental investment policy on illiquid and restricted securities and reclassify the policy as non-fundamental.

         At the Special Meeting, the shareholders of the Fund will vote regarding the modification of the Fund's fundamental investment policy on illiquid and restricted securities and reclassify the policy as non-fundamental. Currently, the Fund has a fundamental investment policy stating that:

         The Fund will not invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws), including repurchase agreements with remaining maturities in excess of seven days, provided, however, that the Fund shall not invest more than 5% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).

         If shareholders approve, the Fund's fundamental investment policy would be reclassified as non-fundamental and would state that:

         The Fund will not invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).

         The primary purpose of this proposal is to eliminate the Fund's fundamental investment policy on restricted securities and reclassify the Fund's fundamental investment policy on illiquid securities as non-fundamental. The Fund's policy on restricted securities was initially adopted primarily to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. Restricted securities are securities that are restricted from sale to the public without registration under the Securities Act of 1933 and are deemed to be illiquid. If the proposal is approved, the Fund would be able to invest in restricted securities to the extent permitted by the Fund's fundamental investment policy on illiquid securities. The Fund would continue to be able to invest an unlimited amount in Rule 144A securities that are deemed to be liquid. Investing more than 5% of the Fund's total assets in restricted securities may be considered a speculative activity and may involve greater expense to the Fund.

         The Fund also proposes to reclassify the Fund's fundamental investment policy on illiquid securities as non-fundamental because it is not legally required to be fundamental. Reclassifying the policy as non-fundamental would provide the Board with the flexibility to change the policy in the future as it deems appropriate in the interest of investors in the Fund. If the Proposal is approved, the Board would have the flexibility to increase the Fund's limit on the purchase of illiquid securities to the extent permitted by federal law and regulations and interpretations, thereof. Investing a larger percentage of the Fund's assets in illiquid securities may, of course, increase the Fund's exposure to risks associated with such securities, including, the risk that the Fund will be unable to sell a security at an opportune time and thus cause the security to be viewed as speculative.

         Approval of the Proposal is not expected to significantly affect the way the Fund is managed because the Fund has no present intention to request the Board to increase the Fund's limitation on investment in illiquid securities or invest more than 5% of the Fund's assets in restricted securities. However, the Directors are requesting approval of this Proposal to eliminate an unnecessary policy on restricted securities and provide the Board with increased flexibility with respect to illiquid securities. The Directors are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON ILLIQUID --- AND RESTRICTED SECURITIES AND THE RECLASSIFICATION OF THE POLICY AS NON-FUNDAMENTAL.

ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about the Fund's current Directors and principal executive officers, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates.

                                                                                     Shares
                                                 Business Experience              Beneficially
           Name and                          During the Past Five Years,           Owned as of
     Position with the Fund       Age        including all Directorships           May 31, 1999    Percentage
     ----------------------       ---        ---------------------------           ------------    ----------
James J. Cunnane                  61    Managing Director, CBC Capital               ______            ***
  Director since 1994                   (merchant banking), 1993-Present;
                                        Director, Net.World
                                        (telecommunications), 1998-Present.
                                        Director of each fund in the Fund
                                        Complex.
Richard T. Hale*                  54    See AInformation Regarding Nominees."        ______            **
  Director since 1992
Joseph R. Hardiman                62    See AInformation Regarding Nominees."        ______            **
  Director since 1998
Louis E. Levy                     66    See AInformation Regarding Nominees."        ______            **
  Director since 1994
Eugene J. McDonald                67    See AInformation Regarding Nominees."        ______            **
  Director since 1992
Rebecca W. Rimel                  48    See AInformation Regarding Nominees."        ______            **
  Director since 1997
Truman T. Semans*                 72    See AInformation Regarding Nominees."        ______            **
  Director since 1992
  Chairman since 1992
Carl W. Vogt, Esq.                63    Senior Partner, Fulbright & Jaworski         ______            ***
  Director since 1997                   L.L.P. (law); Director, Yellow
                                        Corporation (trucking) and American
                                        Science & Engineering (x-ray detection
                                        equipment). Formerly, Chairman and
                                        Member, National Transportation Safety
                                        Board; Director, National Railroad
                                        Passenger Corporation Amtrak); and
                                        Member, Aviation System Capacity
                                        Advisory Committee (Federal Aviation
                                        Administration). Director of each fund
                                        in the Fund Complex.

                                                                                      Shares
                                                Business Experience                Beneficially
           Name and                          During the Past Five Years,           Owned as of
     Position with the Fund       Age        including all Directorships           May 31, 1999    Percentage
     ----------------------       ---        ---------------------------           ------------    ----------
Harry Woolf                       76    Professor-at-Large Emeritus, Institute for   ______            **
  President since 1997                  Advanced Study; Director, ATL and
                                        Spacelabs Medical Corp. (medical
                                        equipment), Family Health International
                                        (non-profit research and education) and
                                        Research America (non-profit medical
                                        research); Formerly, Trustee, Reed
                                        College (education) and Rockefeller
                                        Foundation; and Director, Merrill Lynch
                                        Cluster C Funds and Flag Investors/ISI
                                        and Deutsche Banc Alex. Brown Cash
                                        Reserve Fund, Inc. Fund Complex
                                        (registered investment companies).

Amy M. Olmert                     36    Vice President, BT Alex. Brown               ______            **
  Secretary since 1997                  Incorporated, 1997-Present.  Formerly,
                                        Senior Manager, Coopers & Lybrand
                                        L.L.P. (now PricewaterhouseCoopers
                                        LLP), 1988 -1997.

Charles A. Rizzo                  42    Vice President and Department Head,          ______            **
   Treasurer since 1999                 Deutsche Asset Management. Formerly,
                                        Senior Manager, PricewaterhouseCoopers
                                        LLP, 1993-1998.

Tracie E. Richter                 31    Vice President, Morgan Grenfell Inc.;        ______            **
  Assistant Secretary                   Treasurer and Chief Financial Officer,
   since 1999                           Morgan Grenfell Investment Trust,
                                        1996-Present. Formerly, Vice President,
                                        Bankers Trust Company, 1996-1998 and
                                        Tax Associate, Goldman Sachs Asset
                                        Management, 1993-1996

Daniel O. Hirsch                  45    Principal, BT Alex. Brown Incorporated.      ______            **
   Assistant Secretary                  Formerly, Assistant General Counsel,
   since 1999                           United States Securities and Exchange
                                        Commission, 1993-1998.


* Denotes an individual who is an "interested person" as defined in the 1940 Act.
** As of May 31, 1999 the Directors and officers of the Fund as a group (13 persons) beneficially owned an aggregate of less than 1% the Fund.

Investment Advisor and Sub-Advisor

         See AInvestment Company Capital Corp." on page ___ and "Alex. Brown Investment Management" on page ____ for additional information concerning the Advisor and the Sub-Advisor.

Principal Underwriter

         ICC Distributors, Inc., located at Two Portland Square, Portland, Maine, 04104, acts as the Fund's principal underwriter.

Portfolio Transactions

         In the fiscal year ended March 31, 1999, the Fund paid no brokerage commissions to BT Alex. Brown Incorporated or its affiliates.

Independent Accountants

         A majority of the Fund's Board of Directors who are not Ainterested persons" of the Fund have selected PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending March 31, 2000. A representative of PricewaterhouseCoopers LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

         To the knowledge of fund management, as of the Record Date, the following [was] a beneficial owner of 5% or more of the outstanding shares of the Fund.

                         Amount of Beneficial            Percent of Total Shares
Name and Address                  Ownership                     Outstanding
----------------                  ---------                     -----------

                              [To be provided]


Submission of Shareholder Proposals

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new Investment Advisory

Agreement, a new Sub-Advisory Agreement or other matters requiring shareholder action under the 1940 Act.

         A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been shareholders for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposals 2 through 10 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, the vote of a Amajority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 through 10. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to Proposals 1 through 3 when they have not received instructions from beneficial owners.

Other Matters

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                       By Order of the Directors,



                                       Amy M. Olmert



Dated:  [August 23], 1999

                                                                       EXHIBIT A

                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                      FORM OF INVESTMENT ADVISORY AGREEMENT


         THIS INVESTMENT ADVISORY AGREEMENT is made as of the 4th day of June, 1999 by and between FLAG INVESTORS VALUE BUILDER FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor").

         WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

         WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its service as Advisor.

         2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

                  (a) The Fund's Articles of Incorporation, filed with the State of Maryland on March 5, 1992 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

                  (b) The Fund's By-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-laws");

                  (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

                  (d) The Fund's Notification of Registration filed pursuant to
                  Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 16, 1992;

                  (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-46279) and under the 1940 Act as filed with the SEC on March 16, 1992 relating to the shares of the Fund, and all amendments thereto; and

                  (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

                  The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

         3. Duties of Investment Advisor. In carrying out its obligations under
         Section 1 hereof, the Advisor shall:

                  (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

                  (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

                  (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                  (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;

                  (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

                  (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

                  (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;

                  (h) supervise the operations of the Fund's transfer and dividend disbursing agent;

                  (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and

                  (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities.

         4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

                  Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                  Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct BT Alex. Brown Incorporated ("BT Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to BT Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. BT Alex. Brown and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

                  The Fund will not deal with the Advisor or BT Alex. Brown in any transaction in which the Advisor or BT Alex. Brown acts as a principal with respect to any part of the Fund's order. If BT Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with the rules of the SEC.

         5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                  (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                  (c) the provisions of the Articles of Incorporation;

                  (d) the provisions of the By-laws; and

                  (e) any other applicable provisions of Federal and State law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

                  (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of and one or more officers of the Fund, to the extent that such officers may be required by the Fund, for the proper conduct of its affairs.

                  (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and the expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Delegation of Responsibilities.

                  (a) Subject to the approval of the Board of Directors including a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 3, hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

                  (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

         9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets exceeding $200 million.

                  Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

                  10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act); and

                  (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated without the payment of any penalty, by the Fund upon vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

         13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the Agreement.

         14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and of the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

         15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective offices as of the day and year first above written.


[SEAL]                           FLAG INVESTORS VALUE BUILDER FUND, INC.



Attest:______________________    By: ___________________________________
                                 Name:
                                 Title:



[SEAL]                           INVESTMENT COMPANY CAPITAL CORP.



Attest:______________________    By: ___________________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT B

                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                         FORM OF SUB-ADVISORY AGREEMENT


         THIS AGREEMENT is made as of the 4th day of June, 1999 by and among FLAG INVESTORS VALUE BUILDER FUND, INC., a Maryland corporation (the "Fund"), INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the "Sub-Advisor").

         WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

         2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

                  (a) The Fund's Articles of Incorporation, filed with the State of Maryland on March 5, 1992 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended are herein called the AArticles of Incorporation");

                  (b) The Fund's By-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-laws");

                  (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

                  (d) The Fund's Notification of Registration filed pursuant to
                  Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on March 16, 1992;

                  (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-46279) and under the 1940 Act as filed with the SEC on March 16, 1992 relating to the shares of the Fund, and all amendments thereto; and

                  (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments are supplements thereto are herein called AProspectus").

                  The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

         3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

                  (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                  (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

                  (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

                  (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

                  (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

         4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

                  Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                  Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct BT Alex. Brown Incorporated ("BT Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to BT Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub- Advisor. BT Alex. Brown and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

                  The Fund will not deal with the Sub-Advisor or BT Alex. Brown in any transaction in which the Sub-Advisor or BT Alex. Brown acts as a principal with respect to any part of the Fund's order. If BT Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

         5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

                  (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                  (c) the provisions of the Articles of Incorporation;

                  (d) the provisions of the By-laws; and

                  (e) any other applicable provisions of Federal and State law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

                  (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                  (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

                  (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commission chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 0.75% of the first $50 million of the Fund's average daily net assets, 0.60% of the Fund's average daily net assets in excess of $50 million but not exceeding $200 million, and 0.50% of the Fund's average daily net assets in excess of $200 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible.

         9. Additional Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

         10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

         11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                  (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

         13. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisory are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

         14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

         15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Advisor, of the Advisor and of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202.

         16. Questions and Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


Attest:                         FLAG INVESTORS VALUE BUILDER FUND, INC.



__________________________      By:_____________________________________
                                Name:
                                Title:




Attest:                         INVESTMENT COMPANY CAPITAL CORP.



__________________________      By:_____________________________________
                                Name:
                                Title:




Attest:                         ALEX. BROWN INVESTMENT MANAGEMENT



__________________________      By:_____________________________________
                                Name:
                                Title:

                          Three Ways To Vote Your Proxy

Proxy Voting Quick & Easy
The enclosed proxy statement provides details on important issues affecting your Fund(s). The Board of your Fund(s) recommends that you vote FOR all proposals.

We are offering three ways to vote: by automated touch-tone phone, by internet and by mail. Voting by telephone or internet may be quicker or more cost effective than the traditional method of mailing back your proxy card; however, that option is still available to you. If you vote by telephone or internet, there is no need to return your proxy card.

                Your proxy vote is important! Please vote today.

By Automated Touch-Tone Phone*
Using our automated touch-tone phone system, dial the number provided on your proxy card and follow the directions given.

By Internet*
Visit the website www.proxyvote.com and enter the 12-digit control number
                  -----------------
located on your proxy card.

By Mail
Simply return your executed proxy in the enclosed postage-paid envelope.

*  Do not mail the Proxy Card if voting by internet or telephone.

[FLAG INVESTORS]
[PROXY SERVICES]
[P.O. BOX 9148]
[FARMINGDALE, NY  11735]

                                     FORM OF

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 7, 1999

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                     FLAG INVESTORS VALUE BUILDER FUND, INC.

This proxy is for your use in voting on various matters relating to Flag Investors Value Builder Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 7, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-000-0003
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
                                             KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    DETACH AND RETURN THIS
                                                        PORTION ONLY

FLAG INVESTORS VALUE BUILDER FUND, INC.

Vote on Directors

1. To consider and act upon a proposal to elect a Board of Directors.

                Truman T. Semans                    Richard R. Burt
                Richard T. Hale                     Joseph R. Hardiman
                Louis E. Levy                       Eugene J. McDonald
                Rebecca W. Rimel                    Robert H. Wadsworth

        [ ] FOR ALL
        [ ] WITHHOLD ALL
        [ ] FOR ALL EXCEPT:

         To withhold authority to vote mark AFOR ALL EXCEPT" and write the nominee's name on the line below.

         ________________________________________

Vote on Proposals
2.       To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

3.       To approve a new Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. and Alex. Brown
         Investment Management.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

4.       To eliminate the Fund's fundamental investment policy concerning short sales.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

5.       To eliminate the Fund's fundamental investment policy concerning the purchase of securities on margin.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

6.       To eliminate the Fund's fundamental investment policy concerning purchases of oil, gas or mineral interests.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

7.       To modify the Fund's fundamental investment policy concerning the purchase or sale of commodities or commodity contracts.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

8.       To modify the Fund's fundamental investment policy concerning borrowing.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

9.       To modify the Fund's fundamental investment policy concerning loans.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

10.      To modify the Fund's fundamental investment policy on illiquid and restricted securities and reclassify the policy as non-fundamental.

         [ ]  For                              [ ]  Against                       [ ]   Abstain

Please print and sign your name in the space provided to
authorize the voting of your shares as indicated and return     ---------------------------------------  --------------
promptly.  When signing on behalf of a corporation,             Signature [PLEASE SIGN WITHIN BOX]       Date
partnership, estate, trustor in any other representative
capacity please sign your name and title. For joint accounts,   ---------------------------------------  --------------
each joint owner must sign.                                     Signature (Joint Owners)                 Date


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
            NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.